UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 23, 2016

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UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 970

Sarasota, FL 34236

(Address of principal executive offices)

(941) 906-8580

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of stockholders on June 23, 2016. At the meeting the following actions were taken by the stockholders:

Howard R. Curd, Edmund C. King and John E. Scates were elected as directors for a one-year term. Each nominee was elected as director with the following vote:

Director	Votes in Favor	Votes Opposed	Broker Non-Votes	Disposition

Election of Directors:

Howard R. Curd	47,486,827	21,870	3,945,574	Elected

Edmund C. King	47,486,827	21,870	3,945,574	Elected

John E. Scates	47,508,697	0	3,945,574	Elected

The stockholders also approved the following matters by the votes indicated:

Matter	Votes in Favor	Votes Opposed	Abstentions	Broker Non-Votes

To ratify the selection of Frazier & Deeter to serve as the independent public accountants of the Company for the fiscal year ending January 1, 2017	51,454,211	0	60	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

Dated: June 24, 2016	By:	/s/ Oliver J. Janney
Oliver J. Janney Secretary and General Counsel

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